UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

PROTHENA CORPORATION PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

**PROTHENA CORPORATION PLC**

Computershare

**All Correspondence to:**
Computershare Investor Services PLC
The Pavilions, Bridgwater Road,
Bristol, BS99 6ZY

MR A SAMPLE
< DESIGNATION>
SAMPLE STREET
SAMPLE TOWN
SAMPLE CITY
SAMPLE COUNTY
AA11 1AA

CANCELLED

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## Form of Direction - Annual General Meeting to be held on 22 May 2013

Cast your Direction online... **It's fast, easy and secure!**
**www.investorcentre.co.uk/eproxy**
You will be asked to enter the Control Number, Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions.

**Control Number:** 911750
**SRN:** C0000000000
**PIN:** 1245

View the Form 10-K, Notice & Proxy Statement online at: **https://materials.proxyvote.com/G72800**

Register at **www.investorcentre.co.uk -** manage your shareholding online!

**To be effective, all forms of direction must be lodged with the Company's registrars using the Reply Paid Envelope provided or mail to: c/o Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18 by 17 May 2013 at 4.00pm.**

### Explanatory Notes:

1. Please indicate, by placing 'X' in the appropriate space overleaf, how you wish your votes to be cast in respect of each of the Proposals. If this form is duly signed and returned, but without specific direction as to how you wish your votes to be cast, then votes will lodged as "For" all Proposals.
2. The 'Vote Abstain' option overleaf is provided to enable you to abstain on any particular Proposal. However, it should be noted that a 'Vote Abstain' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' and 'Against' a Proposal.
3. Any alterations made in this form should be initialled.
4. The completion and return of this form will not preclude a member from attending the meeting and voting in person. Should the holder, or a representative of that holder, wish to attend the meeting and/or vote at the meeting, they must notify the Registrar by 17 May 2013 at 4:00pm in writing or email at UKALLDITeam2@computershare.co.uk.
5. Only holders of record at the close of business on the Record Date of 25 March 2013 will be entitled to vote at the Annual Meeting.
6. The Irish Statutory Accounts will be available to view on or before 30 April 2013 at https://materials.proxyvote.com/G72800
7. Should you require a printed copy of the Form 10-K, Notice, Proxy Statement and Irish Statutory Accounts, please contact the Registrar in writing, alternatively ring +44 (0)871 495 0107.

**Kindly Note:** This form is issued only to the addressee(s) and is specific to the designated account printed hereon. This personalised form is not transferable between different: (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions.

CANCELLED

**All Named Holders**

MR A SAMPLE
< Designation>
Additional Holder 1
Additional Holder 2
Additional Holder 3
Additional Holder 4

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# Form of Direction

C0000000000

Please use a **black** pen. Mark with an **X** inside the box as shown in this example. [X]

I/We hereby instruct the Custodian "Computershare Trust Company NA ('CTCNA')", to vote on my/our behalf at the the Annual General Meeting of Prothena Corporation PLC to be held at **Four Seasons Hotel Dublin, Simmonscourt Road, Dublin 4, Ireland**, on **22 May 2013** at **8.00 am**, and at any adjournment or postponement therefore.

**THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING PROPOSALS**

CANCELLED

| Election of Directors : Nominees | For | Against | Abstain |
|---|---|---|---|
| **1a** Dr. Lars Ekman | ☐ | ☐ | ☐ |
| **1b** Dr. Christopher Henney | ☐ | ☐ | ☐ |
| **2** To ratify, in a non-binding vote, the selection, by the Audit Committee of the Board of Directors, of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013 and to authorize, in a binding vote, the Audit Committee to determine the auditors' remuneration. | ☐ | ☐ | ☐ |

**Signature**

**Date**

DD / MM / YY

CANCELLED

In the case of joint holders, only one holder need sign. In the case of a corporation, the Form of Direction should be signed by a duly authorised official whose capacity should be stated, or by an attorney.

H893 01 PCP